FOR IMMEDIATE RELEASE	EXHIBIT 99.1
Editor’s Contact:
Frank Berry
QLogic Corporation
Phone: (949) 389-6499
frank.berry@qlogic.com
Investor’s Contact:
Tony Massetti
QLogic Corporation
Phone: (949) 389-7533
tony.massetti@qlogic.com
QLOGIC REPORTS SECOND QUARTER
RESULTS FOR FISCAL YEAR 2006
Record Revenue Level Achieved for Continuing Operations
Aliso Viejo, Calif., October 19, 2005 — QLogic Corporation (Nasdaq:QLGC), the leader in Fibre Channel host bus adapters (HBAs), today announced its second quarter financial results for the period ended October 2, 2005.
As previously announced, the Company has entered into an agreement to sell its hard disk drive controller and tape drive controller business to Marvell Technology Group, Ltd. for $225 million. This transaction is expected to close by the middle of the third fiscal quarter. As a result of this transaction, the financial information for the hard disk drive controller and tape drive controller business has been presented as discontinued operations for all periods.
Net revenue from continuing operations for the second quarter of fiscal 2006 was a record $119.0 million and increased 16% from $102.3 million in the comparable quarter last year. During the second quarter of fiscal 2006, revenue from SAN Infrastructure Products, which are comprised of HBAs, switches and silicon, was $110.5 million, an increase of 21% from the comparable quarter last year and 3% sequentially.
Income from continuing operations on a GAAP basis for the second quarter of fiscal 2006 was $30.5 million, or $0.34 per share on a diluted basis, an increase of 20% from the second quarter of last year and 8% sequentially.
Net revenue from continuing operations for the first six months of fiscal 2006 was $234.4 million, up 17% from the same period of fiscal year 2005. Income from continuing operations on a GAAP basis for the first six months of fiscal 2006 was $58.8 million, or $0.64 per share on a diluted basis, an increase of 22% from the same period last year.
Net income on a GAAP basis, including the results from discontinued operations, for the second quarter of fiscal 2006 was $43.0 million, or $0.48 per share on a diluted basis. Net income on a GAAP basis for the first six months of fiscal 2006 was $84.8 million, or $0.93 per share on a diluted basis.
During the second quarter, the Company repurchased $247 million of its common stock on the open market. In October, the Company repurchased an additional $103 million of common stock, thereby completing the current $350 million stock repurchase plan announced in August 2005. Since fiscal year 2003, the Company has repurchased a total of $550 million of the Company’s common stock under programs authorized by the Company’s Board of Directors.
The Company generated $68 million in cash from continuing operations during the first six months of fiscal 2006. The Company’s balance sheet at the end of the second quarter of fiscal 2006 was highlighted by $634 million of cash and short-term investments.
“We are pleased with our record revenue performance from continuing operations, which was driven by a 21% growth in our SAN Infrastructure Products from the prior year quarter,” said H. K. Desai, the Company’s chief executive officer and president. “The second quarter was also highlighted by our execution against our $350 million stock repurchase program, which was completed in October.”
The Company uses certain non-GAAP measures to supplement financial statements based on GAAP. A summary of these non-GAAP financial measures and a complete reconciliation of each non-GAAP measure to the most directly comparable GAAP measure, as well as a description of the reasons that management believes that these non-GAAP financial measures provide useful information to investors and the additional purposes for which management uses these non-GAAP financial measures is presented in the accompanying financial schedules. There is no difference between GAAP and non-GAAP results for any period of fiscal 2006.
Non-GAAP income from continuing operations for the second quarter of fiscal 2006 was $30.5 million, or $0.34 per share on a diluted basis, an increase of 12% from the second quarter of last year. During the first six months of fiscal 2006, the Company’s non-GAAP income from continuing operations was $58.8 million, or $0.64 per share on a diluted basis, and increased 13% from the same period last year.
QLogic’s fiscal 2006 second quarter conference call is scheduled for today at 2:30 p.m. Pacific Time (5:30 p.m. Eastern Time). H.K. Desai, chief executive officer and president, and Tony Massetti, senior vice president and chief financial officer, will host the conference call. The call is being webcast live via the Internet at www.qlogic.com. Phone access to participate in the conference call is available at (719) 457-2681, passcode: 9154830.

The financial information that the Company intends to discuss during the conference call will be available on the Company’s website at www.qlogic.com for 12 months following the conference call. A replay of the conference call will be available via webcast for 12 months on the Company’s website at www.qlogic.com. An audio replay of the conference call will also be available through November 2, 2005 by calling (719) 457-0820, passcode: 9154830.
About QLogic
QLogic is the leading supplier of Fibre Channel host bus adapters (HBAs), blade server embedded Fibre Channel switches and Fibre Channel stackable switches. The Company is also a leading supplier of iSCSI HBAs. QLogic products are delivered to small, medium and large enterprises around the world, powering solutions from leading companies like Cisco, Dell, EMC, HP, IBM, NEC, Network Appliance and Sun Microsystems. QLogic is a member of the S&P 500 Index and Nasdaq 100 Index. For more information visit www.qlogic.com.
Note: All QLogic-issued press releases appear on the Company’s website (www.qlogic.com). Any announcement that does not appear on the QLogic website has not been issued by QLogic.
Disclaimer — Forward Looking Statements
This press release contains statements relating to future results of the Company (including certain beliefs and projections regarding business trends) that are “forward-looking statements” as defined in the Private Securities Litigation Reform Act of 1995. Such forward-looking statements are subject to risks and uncertainties that could cause actual results to differ materially from those projected or implied in the forward-looking statements. The Company advises readers that these potential risks and uncertainties include, but are not limited to: potential fluctuations in operating results; gross margins that may vary over time; revenues may be affected by changes in IT spending levels; the stock price of the Company may be volatile; the Company’s dependence on the storage area network market; the ability to maintain and gain market or industry acceptance of the Company’s products; the Company’s dependence on a limited number of customers; seasonal fluctuations and uneven sales patterns in orders from customers; the Company’s ability to compete effectively with other companies; declining average unit sales prices of comparable products; a reduction in sales efforts by current distributors; reliance on third party licenses; dependence on sole source and limited source suppliers; the Company’s dependence on relationships with certain silicon chip suppliers; the complexity of the Company’s products; sales fluctuations arising from customer transitions to new products; the uncertainty associated with SOX 404 compliance; environmental compliance costs; terrorist activities and resulting military actions; international, economic, regulatory, political and other risks; uncertain benefits from strategic business combinations; the ability to maintain or expand upon strategic alliances; the strain on resources caused by growth and expansion; the ability to attract and retain key personnel; the decreased effectiveness of equity compensation; difficulties in transitioning to smaller geometry process technologies; the ability to protect proprietary rights; the ability to satisfactorily resolve any infringement claims; changes in tax laws or adverse tax audit results; computer viruses and other tampering with the Company’s computer system; charter documents and stockholder rights plan that may discourage a business combination; and facilities located in areas subject to earthquakes and other natural disasters.
More detailed information on these and additional factors which could affect the Company’s operating and financial results are described in the Company’s Forms 10-K, 10-Q and other reports filed, or to be filed, with the Securities and Exchange Commission. The Company urges all interested parties to read these reports to gain a better understanding of the many business and other risks that the Company faces. The forward-looking statements contained in this press release are made only as of the date hereof, and the Company undertakes no obligation to update or revise these forward-looking statements, whether as a result of new information, future events or otherwise.
QLogic and the QLogic logo are registered trademarks of QLogic Corporation. Other trademarks and registered trademarks are the property of the companies with which they are associated.

QLOGIC CORPORATION
CONDENSED CONSOLIDATED STATEMENTS OF INCOME
(unaudited — in thousands, except per share amounts)

	Three Months Ended			Six Months Ended
	October 2,	July 3,	September 26,	October 2,	September 26,
	2005	2005	2004	2005	2004
Net revenues	$119,012	$115,430	$102,281	$234,442	$200,951
Cost of revenues	34,995	33,993	29,270	68,988	57,425

Gross profit	84,017	81,437	73,011	165,454	143,526

Operating expenses:
Engineering and development	21,417	20,359	21,013	41,776	40,966
Sales and marketing	15,617	15,233	12,982	30,850	26,090
General and administrative	4,190	3,892	4,219	8,082	8,424

Total operating expenses	41,224	39,484	38,214	80,708	75,480

Operating income	42,793	41,953	34,797	84,746	68,046

Interest and other income	6,111	6,119	4,233	12,230	7,866

Income from continuing operations before income taxes	48,904	48,072	39,030	96,976	75,912

Income taxes	18,414	19,786	13,630	38,200	27,657

Income from continuing operations	30,490	28,286	25,400	58,776	48,255

Income from discontinued operations, net of income taxes	12,534	13,491	10,482	26,025	19,830

Net income	$43,024	$41,777	$35,882	$84,801	$68,085

Income from continuing operations per share:
Basic	$0.34	$0.31	$0.27	$0.65	$0.52
Diluted	$0.34	$0.31	$0.27	$0.64	$0.52

Income from discontinued operations per share
Basic	$0.14	$0.15	$0.11	$0.29	$0.21
Diluted	$0.14	$0.15	$0.11	$0.28	$0.21

Net income per share:
Basic	$0.48	$0.46	$0.39	$0.94	$0.73
Diluted	$0.48	$0.45	$0.38	$0.93	$0.73

Number of shares used in per share computations:
Basic	89,447	91,533	92,485	90,490	92,915
Diluted	90,526	92,672	93,222	91,599	93,664

QLOGIC CORPORATION
RECONCILIATION OF GAAP INCOME FROM CONTINUING OPERATIONS
TO NON-GAAP INCOME FROM CONTINUING OPERATIONS
(unaudited — in thousands, except per share amounts)

	Three Months Ended			Six Months Ended
	October 2,	July 3,	September 26,	October 2,	September 26,
	2005	2005	2004	2005	2004
GAAP income from continuing operations	$30,490	$28,286	$25,400	$58,776	$48,255
Items excluded from GAAP income from continuing operations:
Merger related stock compensation charges included in engineering and development expenses	—	—	1,779	—	3,602

Non-GAAP income from continuing operations	$30,490	$28,286	$27,179	$58,776	$51,857

Diluted income from continuing operations per share:
GAAP income from continuing operations	$0.34	$0.31	$0.27	$0.64	$0.52
Adjustments	—	—	0.02	—	0.03

Non-GAAP income from continuing operations	$0.34	$0.31	$0.29	$0.64	$0.55

Non-GAAP Financial Measurements
The non-GAAP financial measurements contained herein are a supplement to the corresponding financial measurements prepared in accordance with generally accepted accounting principles (GAAP). The non-GAAP financial information presented excludes non-cash merger related stock compensation charges, which relate to the Company’s acquisition of Little Mountain Group, Inc. in January 2001. Such non-cash charges ended during the fourth quarter of fiscal 2005. Management believes this item is not indicative of the Company’s on-going core operating performance.
The Company has presented non-GAAP income from continuing operations and non-GAAP diluted income from continuing operations per share, on a basis consistent with its historical presentation, to assist investors in understanding the Company’s core income from continuing operations and non-GAAP diluted income from continuing operations per share on an on-going basis. The non-GAAP presentation also enhances comparisons of the Company’s core net profitability with historical periods and comparisons of the Company’s core net profitability with the corresponding results for competitors. Management believes that on-going income from continuing operations and diluted income from continuing operations per share are important measures in the evaluation of the Company’s profitability. These non-GAAP financial measures exclude the adjustment described above, and thus provide an overall measure of the Company’s on-going net profitability and related profitability on a diluted per share basis.
Management uses non-GAAP income from continuing operations in its evaluation of the Company’s core after-tax results of operations and trends between fiscal periods and believes that this measure is an important component of its internal performance measurement process. In addition, the Company prepares and maintains its budgets and forecasts for future periods on a basis consistent with this non-GAAP financial measurement.
The non-GAAP financial measurements presented herein have certain limitations in that they do not reflect all of the costs associated with the operations of the Company’s business as determined in accordance with GAAP. Therefore, investors should consider non-GAAP measures in addition to, and not as a substitute for, or as superior to, measures of financial performance prepared in accordance with GAAP. The non-GAAP information presented by the Company may be different from the non-GAAP measures used by other companies.

QLOGIC CORPORATION
CONDENSED CONSOLIDATED BALANCE SHEETS
(unaudited — in thousands)

	October 2, 2005	April 3, 2005
ASSETS

Current assets:
Cash and cash equivalents	$51,003	$165,644
Short-term investments	583,112	646,694
Accounts receivable, net	64,383	54,245
Inventories	25,222	22,661
Current assets of discontinued operations	22,558	21,570
Other current assets	24,279	28,705

Total current assets	770,557	939,519

Property and equipment, net	75,556	71,322
Long-term assets of discontinued operations	6,935	6,454
Other assets	8,522	9,120

	$861,570	$1,026,415

LIABILITIES AND STOCKHOLDERS’ EQUITY

Current liabilities:
Accounts payable	$23,674	$19,975
Accrued compensation	15,318	19,629
Income taxes payable	20,855	14,125
Accrued purchases of treasury stock	33,946	—
Current liabilities of discontinued operations	8,631	7,648
Other liabilities	8,108	7,444

Total current liabilities	110,532	68,821

Deferred tax liabilities	630	—
Long-term liabilities of discontinued operations	1,648	1,411

Stockholders’ equity:
Common stock	97	96
Additional paid-in capital	514,222	504,760
Retained earnings	684,523	599,722
Accumulated other comprehensive loss	(2,882)	(3,394)
Treasury stock	(447,200)	(145,001)

Total stockholders’ equity	748,760	956,183

	$861,570	$1,026,415

QLOGIC CORPORATION
CONDENSED CONSOLIDATED STATEMENTS OF CASH FLOWS
(unaudited — in thousands)

	Six Months Ended
	October 2,	September 26,
	2005	2004
Cash flows from operating activities:
Income from continuing operations	$58,776	$48,255
Adjustments to reconcile income from continuing operations to net cash provided by operating activities:
Depreciation and amortization	8,547	7,173
Deferred income taxes	1,975	(3,115)
Tax benefit from issuance of stock under stock plans	1,288	487
Stock-based compensation	175	329
Provision for losses on accounts receivable	72	424
Loss on disposal of property and equipment	103	7
Changes in operating assets and liabilities:
Accounts receivable	(10,210)	2,303
Inventories	(2,561)	1,615
Other assets	3,162	(41)
Accounts payable	3,699	(1)
Accrued compensation	(4,311)	(4,213)
Income taxes payable	6,730	3,283
Other liabilities	664	616

Net cash provided by operating activities	68,109	57,122

Cash flows from investing activities:
Purchases of marketable securities	(370,635)	(347,240)
Sales and maturities of marketable securities	434,713	337,672
Additions to property and equipment	(12,351)	(6,941)

Net cash provided by (used in) investing activities	51,727	(16,509)

Cash flows from financing activities:
Proceeds from issuance of stock under stock plans	8,000	3,596
Purchase of treasury stock	(268,253)	(50,008)

Net cash used in financing activities	(260,253)	(46,412)

Net cash provided by discontinued operations	25,776	11,858

Net increase (decrease) in cash and cash equivalents	(114,641)	6,059

Cash and cash equivalents at beginning of period	165,644	62,911

Cash and cash equivalents at end of period	$51,003	$68,970

QLOGIC CORPORATION
SUPPLEMENTAL FINANCIAL INFORMATION
(unaudited — in thousands)
Net Revenues
A summary of the Company’s revenue components is as follows:

	Three Months Ended			Six Months Ended
	October 2,	July 3,	September 26,	October 2,	September 26,
	2005	2005	2004	2005	2004
SAN Infrastructure Products	$110,480	$107,323	$91,073	$217,803	$180,352
Management Controllers	7,048	6,908	10,469	13,956	19,758
Other	1,484	1,199	739	2,683	841

	$119,012	$115,430	$102,281	$234,442	$200,951

Geographic Revenues
Revenues by geographic area are presented based upon the country of destination. Net revenues by geographic area are as follows:

	Three Months Ended			Six Months Ended
	October 2,	July 3,	September 26,	October 2,	September 26,
	2005	2005	2004	2005	2004
United States	$65,466	$65,202	$54,155	$130,668	$106,267
International	53,546	50,228	48,126	103,774	94,684

	$119,012	$115,430	$102,281	$234,442	$200,951